TIAA-CREF Life Funds	Supplement

TIAA-CREF Life Funds

TIAA-CREF Life Stock Index Fund

SUPPLEMENT NO. 1
dated May 1, 2020, to the Statutory Prospectus and Summary Prospectus dated May 1, 2020

Important change to the TIAA-CREF Life Stock Index Fund

The Board of Trustees of the TIAA-CREF Life Funds has approved a change to the TIAA-CREF Life Stock Index Fund’s (the “Fund”) diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Fund will continue to track its benchmark index even if the Fund becomes non-diversified under the 1940 Act as a result of a change in relative market capitalization or index weighting of one or more constituents of the index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund.

Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.

The following language has been added for the Fund to the end of the sub-section entitled “Principal investment strategies” in the section entitled “Summary information” in the Fund’s Statutory Prospectus and Summary Prospectus:

The Fund is classified as a diversified investment company, as defined under the 1940 Act. However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 3000 Index, which the Fund seeks to track.

The following sentence has been added for the Fund to the end of “Market Risk” within the sub-section entitled “Principal investment risks” in the section entitled “Summary information” in the Fund’s Statutory Prospectus and Summary Prospectus:

From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

The following risk has been added for the Fund to the end of the section entitled “Principal investment risks” in the section entitled “Summary information” in the Fund’s Statutory Prospectus and Summary Prospectus:

•	Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of one or more particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

The following risk has been added after “Mid-Cap Risk” in the sub-section entitled “Equity securities risks” in the sub-section entitled “Additional information on principal investment risks of the Funds” in the section entitled “Additional information about investment strategies and risks of the Funds” in the Fund’s Statutory Prospectus:

•	Non-Diversification Risk—While the Stock Index Fund is considered to be a diversified investment company under the 1940 Act, this Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that this Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.